UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2020

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	IIN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2020, the Board of Directors (the “Board”) of IntriCon Corporation (the “Company”) approved an amendment to the Bylaws of the Company to amend and restate Section 1.01of the Bylaws to authorize the Company to hold a virtual meeting of shareholders by means of any electronic communications technology, including the internet, in addition to or instead of a meeting at a particular geographic location, to the fullest extent now or hereafter permitted by Pennsylvania law.  The amendment also deleted an outdated reference to holding meetings at the Company’s former Dresher, Pennsylvania headquarters.

In connection with the amendment, the Bylaws were amended and restated to include the amendment.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The foregoing description of the Bylaw amendment does not purport to be complete and is qualified in its entirety by reference to Section 1.01 of the Amended and Restated Bylaws.

Item 7.01.   Regulation FD Disclosure.

On March 31, 2020, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, related to the change of the Company’s 2020 annual meeting of shareholders (the “Annual Meeting”) to a virtual meeting. The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01.   Other Information.

Change to Virtual Meeting

On March 31, 2020, the Company announced that, due to the emerging public health impact of the coronavirus pandemic, the location of the Annual Meeting has been changed and will be held in a virtual meeting format only. As previously announced, the Annual Meeting will be held on Tuesday, April 28, 2020 at 9:00 a.m. Central Time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/IIN2020, shareholders must enter the control number found on their proxy card, voting instruction form or notice previously received. Further information regarding this change to the location of the Annual Meeting can be found in the definitive additional proxy materials filed by the Company with the Securities and Exchange Commission on March 31, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws dated as of March 27, 2020.
99.1	Press Release dated March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date:  March 31, 2020